Note 3 - Investment Securities Available for Sale - Amortized Cost and Fair Value of Debt Securities by Contractual Maturity (Details) $ in Thousands	Dec. 31, 2016 USD ($)
Due in one year or less	$ 3,693
Due in one year or less	3,759
Due after one year through five years	9,487
Due after one year through five years	9,796
Due after five years through ten years	11,870
Due after five years through ten years	12,248
Due after ten years	86,757
Due after ten years	87,434
Total	111,807
Total	$ 113,237